MORTGAGE PAYABLE	12 Months Ended
Jun. 30, 2019
Mortgage Payable Abstract
MORTGAGE PAYABLE

On June 16, 2019, the Company obtained financing through a mortgage (the “Mortgage”) in the amount of $696,117 (US $531,915) as part of the acquisition of OR Operations which has title to 6 acres of real estate in Clackamas County, Oregon (the “Property”). The Mortgage is due six months from the date of issuance with an initial draw of US $500,000, implying interest at a rate of 12.77% per annum. The Mortgage is secured by a first charge on the Property.

Based on the implied interest rate of 12.77% per annum, the total Mortgage outstanding as at June 30, 2019 was $657,633 (June 30, 2018 – $nil). Total interest expense in relation to the Mortgage for the year ended June 30, 2019 was implied at $3,002 (June 30, 2018 – $nil).